EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

           The undersigned, Elie Saltoun, the Chief Executive Officer and Chief Financial Officer of LEXICON UNITED INCORPORATION (the “Company”), DOES HEREBY CERTIFY that:

           1.  The Company's Quarterly Report on Form 10-K for the quarter ended December 31, 2009 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

           2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

           IN WITNESS WHEREOF, each of the undersigned has executed this statement this 17th day of May, 2010.

/s/ Elie Saltoun
Elie Saltoun
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to LEXICON UNITED INCORPORATION and will be retained by LEXICON UNITED INCORPORATION and furnished to the Securities and Exchange Commission or its staff upon request.